UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
DATED MARCH 2003

The information set forth below supplements, and supersedes any contrary information contained in the Prospectus dated May 18, 2001, as supplemented, of UBS PW Tamarack International Fund, L.L.C. (the "Fund") ("Prospectus Summary – The Adviser" and "MANAGEMENT OF THE FUND"). Prospective investors are urged to read the Fund’s Prospectus and Limited Liability Company Agreement (the "Agreement") carefully, which is provided together with (or has preceded) this Supplement. Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus. If the prospective investor wishes to invest in the Fund, such investor must complete, execute and return the Fund's Investor Certification, along with payment.

The Fund's portfolio is managed by a team of professionals employed by ReachCapital, primarily Nigel Hart and Pieter Taselaar. As of March 1, 2003, ReachCapital was controlled by Nigel Hart and Pieter Taselaar.